Exhibit 2.1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C2582-2002
Barbara K. Cegavske (signature)	Filing Number 20211548920
Secretary of State State Of Nevada	Filed On 06/21/2021 12:29:20 PM
	Number of Pages 6

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☐ Reinstatement ☑ Revival

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Gamma Zed Partners Corp. Entity or Nevada Business Identification Number (NVID): NV20021219119
2. Registered Agent for Service of Process: (check only one box)	☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below) PREMIER LEGAL GROUP Name of Registered Agent OR Title of Office or Position with Entity 1333 N BUFFALO DR STE 210 (Street Address) LAS VEGAS (City) Nevada 89128 (Zip Code) Mailing Address (If different from street address) / City / Nevada / Zip Code
2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X Debra Reade — 06/21/2021 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date
3. Date When Revival is to Commence:	Date when revival of charter is to commence or be effective, which may be before the date of the certificate:
4. Duration of Revival: (A date is required for entities under NRS 88)	Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date. The corporation's existence shall be: PERPETUAL or
5. Current List: Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners, Trustee or Subscribers Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee	CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: PRESIDENT Name: Kareem Mansour — Country: USA Address: 1333 North Buffalo Drive Suite 210 — City: Las Vegas — State: NV — Zip/Postal Code: 89128 CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY Name: Kareem Mansour — Country: USA Address: 1333 North Buffalo Drive Suite 210 — City: Las Vegas — State: NV — Zip/Postal Code: 89128 CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: TREASURER Name: Kareem Mansour — Country: USA Address: 1333 North Buffalo Drive Suite 210 — City: Las Vegas — State: NV — Zip/Postal Code: 89128

This form must be accompanied by appropriate fees.

page1 of 4
Revised: 1/1/2019

CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title: DIRECTOR Name Kareem Mansour Country USA Address 1333 North Buffalo Drive Suite 210 City Las Vegas NV State Zip/Postal Code 89128 BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Certificate of Reinstatement/Revival NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89 Reinstatement Revival This form must be accompanied by appropriate fees. page2 of 4 Revised: 1/1/2019

2

Revival pursuant to 78.730 or 81.010: (check one) The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81. The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2). 6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive) Revival pursuant to 80: The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80. The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification. The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Revival pursuant to 82: The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82. This certificate must be executed by the President or Vice President AND Secretary or Assistant Secretary. The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last - appointed surviving directors of the corporation and the unanimous consent has been secured: BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Certificate of Reinstatement/Revival NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89 Reinstatement Revival This form must be accompanied by appropriate fees. page3 of 4 Revised: 1/1/2019

3

Revival pursuant to 86.580: The undersigned declare that the limited - liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86. The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members. 6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive) Revival pursuant to 86: The undersigned declare that the foreign limited - liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467. The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured. Revival pursuant to 87, 87A, 88 or 88A: The undersigned declare that the limited partnership, limited - liability partnership, limited - liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers. Revival pursuant to 89: The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89. The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power. I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. X Kareem Mansour President 06/21/2021 Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Title Date Authorized Signer FORM WILL BE RETURNED IF UNSIGNED. 7. Signatures: (Required) BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Certificate of Reinstatement/Revival NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89 Reinstatement Revival This form must be accompanied by appropriate fees. page4 of 4 Revised: 1/1/2019

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BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Annual or Amended List and State Business License Application ANNUAL AMENDED (check one) List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers: Gamma Zed Partners Corp. NV20021219119 NAME OF ENTITY Entity or Nevada Business Identification Number (NVID) TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT IMPORTANT: Read instructions before completing and returning this form. Please indicate the entity type (check only one): Corporation This corporation is publicly traded, the Central Index Key number is: Nonprofit Corporation (see nonprofit sections below) Limited - Liability Company Limited Partnership Limited - Liability Partnership Limited - Liability Limited Partnership Business Trust Corporation Sole Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page. CHECK ONLY IF APPLICABLE Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. 001 - Governmental Entity 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below. Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002 For nonprofit entities formed under NRS Chapter 81: entities which are Unit - owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license. Unit - owners' Association Religious, charitable, fraternal or other organization that qualifies as a tax - exempt organization pursuant to 26 U.S.C. $501(c) For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box Does the Organization intend to solicit charitable or tax deductible contributions? No - no additional form is required Yes - the "Charitable Solicitation Registration Statement" is required. The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required **Failure to include the required statement form will result in rejection of the filing and could result in late fees.** page 1 of 2 Business Number C2582 - 2002 Filed in the Office of Secretary of State State Of Nevada Filing Number 20211548920 Filed On 06/21/2021 12:29:20 PM Number of Pages 6

5

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Annual or Amended List and State Business License Application - Continued Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers: CORPORATION, INDICATE THE PRESIDENT : Kareem Mansour USA Name Country 1333 North Buffalo Drive Suite 210 Las Vegas NV 89128 Address City State Zip/Postal Code CORPORATION, INDICATE THE SECRETARY : Kareem Mansour USA Name Country 1333 North Buffalo Drive Suite 210 Las Vegas NV 89128 Address City State Zip/Postal Code CORPORATION, INDICATE THE TREASURER : Kareem Mansour USA Name Country 1333 North Buffalo Drive Suite 210 Las Vegas NV 89128 Address City State Zip/Postal Code CORPORATION, INDICATE THE DIRECTOR : Kareem Mansour USA Name Country 1333 North Buffalo Drive Suite 210 Las Vegas NV 89128 Address City State Zip/Postal Code None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. X Kareem Mansour Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer FORM WILL BE RETURNED IF UNSIGNED Title President Date 06/21/2021 page 2 of 2

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Business Number C2582 - 2002 Filed in the Office of Secretary of State State Of Nevada Filing Number 20080381247 - 15 Filed On 06/04/2008 Number of Pages 1

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Business Number C2582 - 2002 Filed in the Office of Secretary of State State Of Nevada Filing Number 20080381246 - 04 Filed On 06/04/2008 Number of Pages 1

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Business Number C2582 - 2002 Filed in the Office of Secretary of State State Of Nevada Filing Number 20080381245 - 93 Filed On 06/04/2008 Number of Pages 1

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Business Number C2582 - 2002 Filed in the Office of Secretary of State State Of Nevada Filing Number 20050181331 - 44 Filed On 05/17/2005 Number of Pages 1

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Business Number C2582 - 2002 Filed in the Office of Secretary of State State Of Nevada Filing Number 20050180117 - 25 Filed On 05/16/2005 Number of Pages 1

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Business Number C2582 - 2002 Filed in the Office of Secretary of State State Of Nevada Filing Number 20050177113 - 17 Filed On 05/12/2005 Number of Pages 1

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To: Page 6 of 6 2004-11-21 17:09:34 (GMT) 1-646-349-4372 From: David Sarna
Nov 21 04 12:13p Dr. Rachel C. Sarna 201 287-9646 p.3
Sep 29 04 07:06p Dr. Rachel C. Sarna 201 287-9646 p.2

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C2682-02

NOV 2 2 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: GEM2 CORP.

2. The articles have been amended as follows (provide article numbers, if available):

Paragraph 4.1 of ARTICLE IV of the articles is deleted in its entirety and replaced by the following:

"4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 855,000,000. The Corporation is authorized to issue 850,000,000 shares of common stock, par value .001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $.01 per share (the Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 59%*

4. Effective date of filing (optional): ____________
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

($200)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C 2582-02

SEP 29 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: GEMZ CORP.

2. The articles have been amended as follows (provide article numbers, if available):

"4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 505,000,000. The corporation is authorized to issue 500,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 54%.*

4. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): X Isaac Thissen

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

C0104-0117

Sep 29 04 07:04p Dr. Rachel C. Sarna 201 287-9646 p.2

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15

Jun 22 04 02:13p David E Y Sarna 212 922-1639 p.3

($150)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C2582-02

JUN 22 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: GEM2 CORP

2. The articles have been amended as follows (provide article numbers, if available):
Increase Authorized Common Stock to 150,000,000 shares of .001 par Value

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 54% in favor*

4. Effective date of filing (optional): ______
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): X Jesse Nussen

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

C20406639-0646

C20406639-0646

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

May 10 04 12:06p David E Y Sarna 212 922-1639 p.1

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C2382-02

MAY 07 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: GEMZ CORP

2. The articles have been amended as follows (provide article numbers, if available):
see attached please
Article 4 is amended to consolidate the number of shares authorized and issued by a factor of 100 so that only ten million consolidated shares will be authorized. There is no change to par value. One new share will be issued for each 100 shares outstanding.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: not required 66.7%*

4. Effective date of filing (optional): May 15, 2004 (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): X Isaac Olessen

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 11/03/03

To: Page 6 of 9 2004-05-07 20:41:27 (GMT) 1-646-349-4372 From: David Sarna

May 07 04 04:38p David E Y Sarna 212 922-1639 p.4

MAY-08-2004 12:43 AM 17182098822 P.06

GEMZ Corp.
(Formerly MSM Jewelry Corporation)

MINUTES OF MEETING OF THE BOARD OF DIRECTORS

May 6, 2004

Pursuant to a Notice duly given on April 30th, 2004, a regular meeting of the Board of Directors of GEMZ Corp., formerly MSM Jewelry Corp. was held at the offices of the corporation at 800 Second Ave., 8th Floor, New York, NY 10017 on Wednesday May 5, 2004 at 10:00 AM.

The following Directors were represented in person or by telephone:
Ratzon Kochavi, who presided and acted as Secretary of the Meeting, and Isaac Nussen, Eric Rothschild, and Anna Kochavi.

The Meeting was called to order at 10:10 AM. Mr. Kochavi announced that there was a quorum to transact business.

1. Mr. Nussen gave an oral Report on the status of the company.

2. On Motion duly made and seconded, the Directors unanimously approved the following resolution:

WHEREAS the Board of Directors of GEMZ Corp. (the "Company") have determined, because of the extremely low price of the common stock of the Company that it is advisable to authorize an Amendment to the Company's Certificate of Incorporation (the "Amendment") to effect a stock combination (reverse split) of the Company's Common Stock,

NOW THEREFORE It is RESOLVED that the Board of Directors of GEMZ Corp. (the Board") has and hereby does authorize an Amendment to the Company's Certificate of Incorporation (the "Amendment") to effect a stock combination (reverse split) of the Company's Common Stock in an exchange ratio of one newly issued share for each one hundred outstanding shares of Common Stock (the "Reverse Split") and (ii) provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. There shall be no change in the number of the Company's authorized shares of Common Stock and no change in its par value.

The Board is further resolved to delegate to the President of the Company

To: Page 7 of 9

2004-05-07 20:41:27 (GMT) 1-646-349-4372 From: David Sarna

May 07 04 04:39p David E Y Sarna 212 922-1639 p.5

MAY-08-2004 12:43 AM 17182898822 P.05

authority, without further Board approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock.

The President will have the authority to determine the exact timing of the effective date and time of the Reverse Split, which may be any time prior to August 30, 2004, without further Board approval.

The text of the proposed Amendment (subject to inserting the effective time of the Reverse Split and the Exchange Number) is set forth in Exhibit A.

The President also granted the right and authority, notwithstanding Board approval and without further action by the Board, to not proceed with the Reverse Split if, at any time prior to filing the Amendment with the Secretary of State of the State of Nevada, the President, in his sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The President may consider a variety of factors in determining whether or not to implement the Reverse Split including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the market price per share of the Common Stock, business and transactional developments and the Company's actual and projected financial performance.

There being no further business, a Motion to Adjourn was duly offered, seconded and unanimously passed.

Isaac Nussen

Isaac Nussen, Chairman and Assistant Secretary

May 6, 2004

To: Page 8 of 9 - 2004-05-07 20:41:27 (GMT) 1-646-349-4372 From: David Sarna

May 07 04 04:39p David E Y Sarna 212 922-1639 p.6

MAY-08-2004 12:42 AM 17182098822 P.04

EXHIBIT A

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 -After Issuance of Stock)

1. Name of corporation: GEMZ Corp., (the "Corporation")

2. Paragraph 4.1 of ARTICLE IV of the articles has been amended as follows:

Article Fourth of the Company's Certificate of Incorporation, as amended, is to be amended to add the following immediately after the present Section (1) thereof (which sets forth the number and par value of the Company's authorized capital stock, none of which is being amended):

> "Effective 12:01 a.m. on * (the "Effective Time"), each one hundred shares of Common Stock then issued shall be automatically combined into one share of Common Stock of the Corporation.
>
> No fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share."

---

* Insert the date of the Effective Time of the Amendment determined by the Company's Board of Directors.

3. No shareholder vote is required

4. Effective date of filing (optional): ten calendar days from filing (must not be later than 90 days after the certificate is filed).

To: Page 9 of 9 2004-05-07 20:41:27 (GMT) 1-646-349-4372 From: David Sarna

May 07 04 04:39p David E Y Sarna 212 922-1639 p.7

MAY-08-2004 12:41 AM 17182098822 P.01

5. Officer Signature (required):

Ratzon Kochavi
RATZON KOCHAVI

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

NEVADA SECRETARY OF STATE AM 78.385 AMEND 2003

REVISED ON: 11/03/03

To Page 7 of s 2004-05-07 2(141:27 (GIP) Hi46-345-4372 Fro.... Daid Sarna

FAX COVER SHEET

TO	
CO.\IPA.'.Y	
FAX NI IBER	17024862888
FROM	David Sarna
DATE	2004-05-07 20:26:42 GMT
RF	FW: eFax from ,22 92 1639"' - 7 page(s)

COYER .\1ESSAGE

Please file the att ched document on an expedited basis.

Many thanks

Regards,

David E. Y. Sarna

Hendon, Stamford Hill & Co. W-Two, Ltd.

800Second Ave., 8th Floor

New York, NY 10017

Voice: 212 922-0564

Cell: 201 954-8275 www.hshco.com

Fax: 646 349-4372 email: d.avid@hshco.com

-----Original Message-----
From: eFax [mailto:message@inbound.efax.com]
Sent: Friday, May 07, 2004 4:24 IM
To: David E.Y. Sarna; dsarna@nextel.blackberry.net; dsarna@yahoo.com
Subject: eFax from "212 922 1639'" - 7 page(s)

Fax

GET REE ONLINE FAX DEL!VERY FROM eFAX
WWW EFAX COM

To. Page2ofsl 2004 - 05 - -- 07 20 41.27 (GMTI 1 - 646 - 349 - 4372 From· Da \ .W Sa - ma Message<http://a246.g.akamai.net/7/248/528/00l/irr.ages.j2.co m/notify/efax - logo - fax.git> You have received a 7 page fax at 2004 - 05 - 07 20:24:07 GMT. * The reference number for this fax is bos2 didl - 1083961247 - 6463494372 - 50. This message can be opened with eFax Messenger Plus(r). If you have not already installed eFax Messenger Plus on your computer, please do'l<> -- nload a free copy at http://www.efax.com/need. With Messenger Plus you can... * Add your signature to outbound documents - easily. * Combine, re - order or delete pages in the thumbnail view. * Add custom rubber stamp images to each document. * Highlight segments of a document. * Embed voice & text annotations for personal notes & data. Please visit http://www.efax.com/help if you have any questions regarding this message or your service. Thank you for using the eFax service! <http://a248.g.akamai.net/7/24B/528/001/llllages.j2.com/notif y/efax - bot.gi f> GET FREE ONLINE FAX .;)!:'LIVERY FROM eFAX WWW !::<'AX COM

23

To: Page 6 of 6 2004-11-21 17:09:34 (GMT) 1-646-349-4372 From: David Sarna

Nov 21 04 12:13p Dr. Rachel C. Sarna 201 287-9646 p.3

Sep 29 04 07:06p Dr. Rachel C. Sarna 201 287-9646 p.2

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C2682-02

NOV 22 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: GEMZ CORP.

2. The articles have been amended as follows (provide article numbers, if available):

Paragraph 4.1 of ARTICLE IV of the articles is deleted in its entirety and replaced by the following:

"4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 855,000,000. The Corporation is authorized to issue 850,000,000 shares of common stock, par value .001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $.01 per share (the Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 57%*

4. Effective date of filing (optional): ______

5. Officer Signature (required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

FILED # C2582-02

AUG 0 8 2003

IN THE OFFICE OF
[signature]
DEAN HELLER SECRETARY OF STATE

Certificate of Amendment
to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.

Name of corporation: MSM Jewelry Corporation, (the "Corporation")

2.

ARTICLE I of the articles has been amended in its entirety to read as follows:

"ARTICLE I
NAME

"The name of this corporation is GEMZ Corp. (the "Corporation")."

3.

Paragraph 4.1 of ARTICLE IV of the articles has been amended in its entirety to read as follows:

"4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 505,000,000. The corporation is authorized to issue 500,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

4.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is all of the Series A Preferred is 50%.

5. Officer Signature: */S/ ISAAC NUSSEN* [signature: Isaac Nussen]

Aug 11 03 06:07p Moshe Gluzman 212 922-1639 p.2

Aug 05 03 03:58p Moshe Gluzman 212 922-1639 p.4

7

EXHIBIT B

WRITTEN CONSENT OF THE MAJORITY OF THE STOCKHOLDERS OF MSM JEWELRY CORP.

The undersigned, constituting the holders entitled to vote a majority of the aggregate shares of common stock, par value $0.01 per share (the "Common Stock") of MSM Jewelry Corp., a Nevada corporation (the "COMPANY") and series A preferred stock, par value $0.01 per share (the "Series A Preferred Stock") of the Company, hereby adopt the following resolutions by written consent in lieu of a meeting, pursuant to Section 78.320 of the Nevada Revised Statutes:

RESOLVED, that the approval by the Board of Directors of the Company to increase the Company's number of authorized shares of Common Stock to 500,000,000 shares and the filing of certificates with the Secretary of State of the State of Nevada to effect the increases in the number of authorized shares of Common Stock, is hereby ratified and approved in all respects;

RESOLVED, that an amendment to the Company's Articles of Incorporation to change the Company's corporate name to GEMZ Corp., in substantially the form attached hereto as EXHIBIT A, is hereby approved;

RESOLVED, that an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock to 500,000,000 shares, in substantially the form attached hereto as EXHIBIT A, is hereby approved.

IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by written consent as of the 23rd day of June, 2003.

/s/ Isaac Nussen

Isaac Nussen

/s/ George Weisz

George Weisz

8

EXHIBIT C

Aug 05 03 03:59p Moshe Gluzman 212 922-1639 p.5

by the provision of the articles of incorporation have voted in favor of the amendment is:

5. Officer Signature: */S/ ISAAC NUSSEN*

CERTIFICATE TO CHANGE PAR VALUE OR 'UMBER OF AUTHORIZED SHARES OF STOCK (Under Section 78.207 of he General Corporation Law of the Seate of Nevada) It is hereby cer1ified that: I. The name of the corporation (the "corporation"') is MSM JEWELRY CORPORATION. 2. The current number of authorized shares and the par value, if any . of each class and series, if any, of the shares of the corporation before the changes herein certified are : NID,1BER PAR VALUE CLASS 3. 4. The number of shares of each affected class and series. if any, to be issued after the change in exchange for each issued share of the same class is: I I IN EXCRA..c"iGE FOR [ CLASS ("UMBER OF SHARES I NUMBER OF SHARES TO BE ISSUED ' ISSUED) CURRENTLY ! Common 183,921,436 j 1,471,371 5. 5 , 005 , 000 , 000 $ 0 . 01 common The number of authorized shares and the par value, if any, of each class and series, if any, of . the shares of the corporation after the changes herein certified a . sre : NUMBER PAR VALUE CLASS 40 , 040 , 0 C" $ 0 . 01 common The provisions for the issuance of fractional shares is as follows; No fractiom . l share or scrip representing a fractional share will be issued upon the reverse c,tock split . Fractional shares of 0 . 5 per Common Stock will be rounded up to the next highest share, and fractional interests of less tha . ' 1 0 . 5 per Common Stock will be reduced down to the next nearest share . Any shareholder

28

MAY. 3. 2003 10:08AM FAX 2125862393 P.2

whose aggregate holding is reduced to a fraction of one (1) share will receive one (1) share of Common Stock.

6. The foregoing change was effected pursuant to a resolution of the Board of Directors of the corporation.

7. No approval of the aforesaid change by any of the stockholders of the corporation is required.

8. There is no provision in the Articles of Incorporation, as amended, of the corporation prohibiting the procedure hereinbefore described.

9. The change herein certified is effective on the filing of this certificate in the Office of the Secretary of the State of Nevada.

Signed on this 7 day of MAY, 2003

By: Isaac D. Nussen
President

By: George E. Dery
Secretary

2125862393 16:20 2003/05/07

MAY 13 2003 11:56AM EEK 2129862399 NO. P.4/4

STATE OF NEW YORK )
)
COUNTY OF NEW YORK )

On May 7th, 2003, personally appeared before me, a Notary Public, for the State and County aforesaid, Isaac Nissen, as President of MSM JEWELRY CORP., who acknowledged that he executed the above instrument.

Notary Public

STATE OF NEW YORK )
)
COUNTY OF NEW YORK )

On , 2003, personally appeared before me, a Notary Public, for the State and County aforesaid, George Weisz, as Secretary of MSM JEWELRY CORP., who acknowledged that he executed the above instrument.

Notary Public

FEE 18 '03 05: 1Sf'M LOEJ3 LOEB ,,_ ANNUAL u,T Of' Of'IIIC:!RI, Dllll!CTOR8 AND.IUIIIDENT - Di' ,M S.M ,l.fWc.{4l !co.E>e Jb"ir}, - • MEV@a.:; . - TION """''""" .d4?,,J01· . . P . . . 2 .... l'BMfff•Wm Wf?!N!,l'tW!IR I I sMt ·1,111ssEJJ ,Olli w:.mu. 131 W 3S: T - · - ··1Si'J'ill'' ... - . PRESIDENT .. - ·· -- i=r ----- . - · -- - Al, Y Al. I Ot:JO .. - - · - - 0 9

31

JUN-24-2002 MON 12:17 PM SEC OF STATE FAX NO. 1 775 684 5724 P. 02 ($150)

FILED # C 2582-02

JUN 24 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment
to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: American Jewelry Corp., (the "Corporation")

2. ARTICLE I of the articles has been amended in its entirety to read as follows:

"ARTICLE I

NAME

"The name of this corporation is MSM Jewelry Corporation (the "Corporation")."

3. Paragraph 4.1 of ARTICLE IV of the articles has been amended in its entirety to read as follows:

"4.1 NUMBER OF SHARES AUTHORIZED; PAR VALUE. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 5,005,000,000. The corporation is authorized to issue 5,000,000,000 shares of common stock, par value $0.01 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law."

4. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is: 15,988,083,864.

Isaac Nussen, President

Dated: June 25, 2002

Eq 89305

JUN.24.2002 14:28 ZZZZZ ZZZZZ #6572 P.002

• CERTIFICATE OF CHANGE IN NUMBER OF JUN 1 4 2002 1N1:.._ 0F OWHtL!..ER, S£CRETMY OF SJ) \ 11:: OUTSTANDING SHARES OF COMMON STOCK (Pursuant to †† 78.207 aru! 78.209 of the NGCL) WHEREAS on May 30, 2002, the Board of Directors of American Jewelry Co.rp.(the "Company") approved resolutions pursuant to which the Company is authorized to effect a l - for - 5,000 stock split of the Company's issued and outstanding shares of common storl - <>r ,,.,1,,, $0.01 per st.are (the "Common Stock"), whereby every 1,uuu shares ofissued and outstanding Common Stock shall be combined into one (1) issued and outstanding share of Common Stock of the Company and a corresponding decrease in the number of authorized shares of Common Stock from eight billion (8,000,000) shares to one million six hundred thousand (1,600,000) shares. The Company does hereby certify as follows. 1 . Currently and prior to effecting the reverse split the Company has eight billion ( 8 , 000 , 000 , 000 ) authorized shares of Common Stock, par value $ 0 . 01 per share & 1 d five million { 5 , 000 , 000 ) authorized shares of preferred stock, par va . il .. le $ 0 . 01 per share (the "Preferred Stock"), of which one million ( 1 , 000 , 000 ) shares have been designated as series A preferred stock, par value $ 0 . 01 per share (the "Series A Preferred Stock") . 2 _ In connection with the reverse split the Company will decrease the number of authorized shares of Common Stock from eight billion ( 8 , 000 , 000 , 000 ) shares to one million one hundred forty two thousand and eight hundred fifty seven ( 1 , 142 , 857 ) shares, and the par value of the Common Stock will remain the same . 3. After effecting the reverse stock split the Company v . ,ill have one million one hundred forty two thousand and eight hundred fifty seven ( 1 , 142 , 857 ) authorized shares of Common Stock and five million ( 5 , 000 , 000 ) authorized shares of Preferred Stock, of which one million ( 1 , 000 , 000 ) shares have been designated as Series A Preferred Stock . There will be no change in the par value of the Common Stock, the Preferred Stock or the Series A Preferred Stock . 4. Upon effecting the reverse split, the Company will issue one (1) share of Common Stock in exchange for every seven thousand ( 7 , 000 ) shares of Common Stock currently issued and outstanding . 5 _ No . fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share th . at any stockholder would otherwise be entitled to receive shall be rounded to the nearest whole share . 6_ Stockholder approval was not required to effect the reverse stock split. 7. The reverse stock split shall be effective as of the close of business on June 14, 2002. l \ :¥234024.I 203364!000] O&B/2002 haw

33

J1m - Jl - ZDOZ 01:11PI From - L0£B & LOEB LLP · +2124074990 T - 213 P.003/004 F 4z3 [Signature., on Ne.xi Page] N 4.l 2GJ3641000! - - 2

34

From - LOE!! & Lis LLP.' . . Paris Las: Veta$ 4'23'11 = & L.OE!I UJ> +2124074990 000 - 000 - a o , . a . , o F - - 4Z3 p

35

CERTIFICATE OF CHANGE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (Pursuant to †† 78.207 and 78.209 oftheNGCL) 3y - - """ - - ' - '=' - - '·{ic ';..:1,u,::'.fhh 'l - Titie: President Sworn to before me this 13th day of JWlc, 2002 cc::· Notary Public mN BERNFELD NOTARY PUBLIC, State ol New York No 24·5009089 Oualil1ed in Kings County Comm1ss1on Expires 03108 - 0 3 NY225626 I 20:i368J0001 Notary Public JUN 1 4 2002 INTfjEOFFJt:EOF , .... ,/,L DEAN lfELLER, SECREJAAY OF STA Ii: WHEREAS on June 13 , 2002 , the Board of Directors of American Jewelry Corp . (the "Company"), by unanimous written consent, approved an increase in the number of authoriz . ed shares of common stock, par value $ 0 . 01 per share (the "Common Stock"), wberebv the numherr of authorized shares of Common Stock would be increasea rrom : i,uuu,UU 0 , 000 to 8 , 000 , 000 , 000 shares ; The Company does hereby certify as follows: I . Currently and prior to effecting the increase in the number of authorized shares of Common Stock, the Company had 5 , 000 , 000 , 000 authorized shares of Common Stock, and 5 , 000 , 000 authorized shares of preferred stock, par value $ 0 . 01 per share (the "Preferred Stock") . 2. After effecting the increase in the number of authorized shares of Common Stock, the Company will have 8 , 000 , 000 , 000 authonzed shares of Common Stock, and 5 , 000 , 000 authorized shares of Preferred Stock . 3. No shares of Common Stock or Preferred Stock will be issued in exchange for an issued share of such class or series foJiowing the increase in the number of authorized shares of Common Stock . 4. Stockholder approval was not required to effect the increase in the number of authorized shares of Common Stock . 5. The increase in the number of authorized shares of Common Stock shall be effective immediately upon filing ofthis Certificate . JEWELRY CORP. AMERICAN JEWELRY CORP. By NWeisz } Title: Secretary Sworn to before me this 13th day of June, 2002 !MON EERNFELD y PUBLIC State at New York No. 24 - 5009089 OuaJified in Kings County Commission Expires 0310W .3,

36

(PROFIT) **INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF**

FILE NUMBER

AMERICAN JEWELRY CORP (Name of Corporation) — 2/5/02 (Incorporation Date) — 2582-2002

A NEVADA (State of Incorporation) CORPORATION — FOR THE FILING PERIOD ____ TO ____

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

CSC Services of Nevada
502 East John St.
Carson City, NV 89706

Office Use Only

FILED # ____

MAY 14 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A **president, secretary, treasurer and at least one director** must be named.
2. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
3. Return the completed form with the $165.00 filing fee. A $50.00 penalty must be added for failure to file this form by the 1st day of the 2nd month following incorporation date.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need a receipt, return page 2 certificate and **ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE.** To receive a certified copy, enclose a copy of this completed form, an additional $20.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.

FILING FEE: $165.00 LATE PENALTY: $50.00
THIS FORM MUST BE FILED BY THE 1ST DAY OF THE 2ND MONTH FOLLOWING INCORPORATION DATE

NAME	TITLE(S)	PO BOX / STREET ADDRESS	CITY	ST	ZIP
ISAAC NUSSEN	PRESIDENT	131 W. 35 ST.	NEW YORK	NY	10001
GEORGE WEISZ	SECRETARY	131 W. 35 ST	NEW YORK	NY	10001
MARTIN WEISZ	TREASURER	131 W. 35 ST	NEW YORK	NY	10001
ERIC J. ROTHCHILD	DIRECTOR	131 W. 35 ST.	NEW YORK	NY	10001
MEYER KLEPNER	DIRECTOR	131 W. 35 ST	NEW YORK	NY	10001
	DIRECTOR				

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X Signature of officer: Isaac Nussen — Title(s): PRESIDENT — Date: 5/1/02

Nevada Secretary of State Form INITIAL LIST-PROFIT1999.01
Revised on: 07/22/01

TA# ($4500)

FILED # C2582-02

APR 11 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF CHANGE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
(Pursuant to §§ 78.207 and 78.209 of the NGCL)

WHEREAS on April 10, 2002, the Board of Directors of American Jewelry Corp. (the "Company"), by unanimous written consent, approved an increase in the number of authorized shares of common stock, par value $0.01 per share (the "Common Stock"), whereby the number of authorized shares of Common Stock would be increased from 4,005,000,000 to 5,005,000,000 shares;

The Company does hereby certify as follows:

1. Currently and prior to effecting the increase in the number of authorized shares of Common Stock, the Company had 4,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of preferred stock, par value $0.01 per share (the "Preferred Stock").
2. After effecting the increase in the number of authorized shares of Common Stock, the Company will have 5,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of Preferred Stock.
3. No shares of Common Stock or Preferred Stock will be issued in exchange for an issued share of such class or series following the increase in the number of authorized shares of Common Stock.
4. Stockholder approval was not required to effect the increase in the number of authorized shares of Common Stock.
5. The increase in the number of authorized shares of Common Stock shall be effective immediately upon filing of this Certificate.

AMERICAN JEWELRY CORP.

By: [signature]
Name: Isaac Nussen
Title: President

AMERICAN JEWELRY CORP.

By: [signature]
Name: George Weisz
Title: Secretary

Sworn to before me this 10th day of April, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009089
Qualified in Kings County
Commission Expires 03/08/03

Sworn to before me this 10th day of April, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009089
Qualified in Kings County
Commission Expires 03/08/03

NY225626.1
20336810001

APR 10 '02 04:54PM LOEB AND LOEB #5175 P.3 003

03/18/02 MON 13:47 FAX 212 704 6288 PARKER CHAPIN

FILED # C2582-02

MAR 1 9 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF CHANGE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Pursuant to §§ 78.207 and 78.209 of the NGCL)

WHEREAS on March 14, 2002, the Board of Directors of American Jewelry Corp. (the "Company"), by unanimous written consent, approved an increase in the number of authorized shares of common stock, par value $0.01 per share (the "Common Stock"), whereby the number of authorized shares of Common Stock would be increased from 3,000,000,000 to 4,000,000,000 shares;

The Company does hereby certify as follows:

1. Currently and prior to effecting the increase in the number of authorized shares of Common Stock, the Company had 3,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of preferred stock, par value $0.01 per share (the "Preferred Stock").
2. After effecting the increase in the number of authorized shares of Common Stock, the Company will have 4,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of Preferred Stock.
3. No shares of Common Stock or Preferred Stock will be issued in exchange for an issued share of such class or series following the increase in the number of authorized shares of Common Stock.
4. Stockholder approval was not required to effect the increase in the number of authorized shares of Common Stock.
5. The increase in the number of authorized shares of Common Stock shall be effective immediately upon filing of this Certificate.

[Signatures on Next Page]

786567_1

03/19/2002 12:18P MLR4640 FY02-000-63392

JB'M![llY CORP -

40

CSC (#4500) 03/08 '02 14:23 NO.157 02/03 002

FILED # C2582-02

MAR 0 8 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF CHANGE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
(Pursuant to §§ 78.207 and 78.209 of the NGCL)

WHEREAS on March 7, 2002, the Board of Directors of American Jewelry Corp. (the "Company"), by unanimous written consent, approved an increase in the number of authorized shares of common stock, par value $0.01 per share (the "Common Stock"), whereby the number of authorized shares of Common Stock would be increased from 2,000,000,000 to 3,000,000,000 shares;

The Company does hereby certify as follows:

1. Currently and prior to effecting the increase in the number of authorized shares of Common Stock, the Company had 2,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

2. After effecting the increase in the number of authorized shares of Common Stock, the Company will have 3,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of Preferred Stock.

3. No shares of Common Stock or Preferred Stock will be issued in exchange for an issued share of such class or series following the increase in the number of authorized shares of Common Stock.

4. Stockholder approval was not required to effect the increase in the number of authorized shares of Common Stock.

5. The increase in the number of authorized shares of Common Stock shall be effective immediately upon filing of this Certificate.

[Signatures on Next Page]

03/08/2002 12:11P MLR4620 FY02000-60135

CSC 03/08 '02 14:24 NO.157 .03/03

AMERICAN JEWELRY CORP.

By: [signature]
Name: Isaac Nussen
Title: President

Sworn to before me this 7th
day of March, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009069
Qualified in Kings County
Commission Expires 03/06/03

AMERICAN JEWELRY CORP.

By: [signature]
Name: George Weisz
Title: Secretary

Sworn to before me this 7th
day of March, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009069
Qualified in Kings County
Commission Expires 03/06/03

CSC 02/26 '02 17:44 NO.007 02/05

FILED # C 2582-02

FEB 2 6 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

2250-

CERTIFICATE OF CHANGE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Pursuant to §§ 78.207 and 78.209 of the NGCL)

WHEREAS on February 26, 2002, the Board of Directors of American Jewelry Corp. (the "Company"), by unanimous written consent, approved an increase in the number of authorized shares of common stock, par value $0.01 per share (the "Common Stock"), whereby the number of authorized shares of Common Stock would be increased from 1,500,000,000 to 2,000,000,000 shares;

The Company does hereby certify as follows:

1. Currently and prior to effecting the increase in the number of authorized shares of Common Stock, the Company had 1,500,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of preferred stock, par value $0.01 per share (the "Preferred Stock").
2. After effecting the increase in the number of authorized shares of Common Stock, the Company will have 2,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of Preferred Stock.
3. No shares of Common Stock or Preferred Stock will be issued in exchange for an issued share of such class or series following the increase in the number of authorized shares of Common Stock.
4. Stockholder approval was not required to effect the increase in the number of authorized shares of Common Stock.
5. The increase in the number of authorized shares of Common Stock shall be effective immediately upon filing of this Certificate.

[Signatures on Next Page]

Fyon 576685

2850.00

TK4020.1

CSC 02/26 '02 17:44 NO.007 03/05

AMERICAN JEWELRY CORP.

By: [signature]
Name: Isaac Nussen
Title: President

Sworn to before me this 26
day of February, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009095
Qualified in Kings County
Commission Expires 03/06/03

AMERICAN JEWELRY CORP.

By: [signature]
Name: George Weisz
Title: Secretary

Sworn to before me this 26
day of February, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009095
Qualified in Kings County
Commission Expires 03/06/03

-2-

02/19/02 TUE 12:56 FAX 212 704 5288 · PARKER CHAPIN (\$2250) 002

FILED # C2582-02

FEB 1 9 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF CHANGE IN NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK
(Pursuant to §§ 78.207 and 78.209 of the NGCL)

WHEREAS on February 19, 2002, the Board of Directors of American Jewelry Corp. (the "Company"), by unanimous written consent, approved an increase in the number of authorized shares of common stock, par value \$0.01 per share (the "Common Stock"), whereby the number of authorized shares of Common Stock would be increased from 1,000,000,000 to 1,500,000,000 shares;

The Company does hereby certify as follows:

1. Currently and prior to effecting the increase in the number of authorized shares of Common Stock, the Company had 1,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of preferred stock, par value \$0.01 per share (the "Preferred Stock").
2. After effecting the increase in the number of authorized shares of Common Stock, the Company will have 1,500,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of Preferred Stock.
3. No shares of Common Stock or Preferred Stock will be issued in exchange for an issued share of such class or series following the increase in the number of authorized shares of Common Stock.
4. Stockholder approval was not required to effect the increase in the number of authorized shares of Common Stock.
5. The increase in the number of authorized shares of Common Stock shall be effective immediately upon filing of this Certificate.

[Signatures on Next Page]

02/19/2002 0412IP EHR2390 FY02-000-55806

781736.1

02/19/02 TUE 12:56 FAX 212 704 8288 PARKER CHAPIN 003

AMERICAN JEWELRY CORP.

By: [signature]
Name: Isaac Nussen
Title: President

Sworn to before me this 19
day of February, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009089
Qualified in Kings County
Commission Expires 03/03/03

AMERICAN JEWELRY CORP.

By: [signature]
Name: George Weisz
Title: Secretary

Sworn to before me this 19
day of February, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009089
Qualified in Kings County
Commission Expires 03/03/03

-2-

782234.1

FEB-05-2002 15:05 FROM PARKER CHAPIN

$1800 -

FILED # C2582-02

FEB 0 6 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF CHANGE IN NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

(Pursuant to §§ 78.207 and 78.209 of the NGCL)

WHEREAS on February 5, 2002, the Board of Directors of American Jewelry Corp. (the "Company"), by unanimous written consent, approved an increase in the number of authorized shares of common stock, par value $.01 per share (the "Common Stock"), whereby the number of authorized shares of the Common Stock would be increased from 600,000,000 to 1,000,000,000 shares, par value $.01

The Company does hereby certify as follows.

1. Currently and prior to effecting the increase in the number of authorized shares of Common Stock, the Company had 600,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of preferred stock, par value $.01 per share (the "Preferred Stock").

2. After effecting the increase in the number of authorized shares of Common Stock, the Company will have 1,000,000,000 authorized shares of Common Stock, and 5,000,000 authorized shares of Preferred Stock.

3. No shares of Common Stock or Preferred Stock will be issued in exchange for an issued share of such class or series following the increase in the number of authorized shares of Common Stock.

4. Stockholder approval was not required to effect the increase in the number of authorized shares of Common Stock.

5. The increase in the number of authorized shares of Common Stock shall be effective immediately upon filing of this Certificate.

[Signatures on Next Page]

02/07/2002 07:40A MLR1650 FY02-000-52961 Y
535-46

776337

FEB-05-2002 15:08 FROM PARKER CHAPIN TO #11361775882335# P.03

AMERICAN JEWELRY CORP.

By: [signature]
Name: Isaac Nussen
Title: President

Sworn to before me this 5th
day of February, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009089
Qualified in Kings County
Commission Expires 03/08/03

AMERICAN JEWELRY CORP.

By: [signature]
Name: George Weisz
Title: Secretary

Sworn to before me this 5th
day of February, 2002

[signature]
Notary Public

SIMON BERNFELD
NOTARY PUBLIC, State of New York
No. 24-5009089
Qualified in Kings County
Commission Expires 03/08/03

-2-

775017.1

TOTAL P.03

02/04/02 MON 19:14 FAX 212 704 6288 PARKER CHAPIN

ARTICLES AND PLAN OF MERGER

OF

AMERICAN JEWELRY CORP.,
A DELAWARE CORPORATION

AND

AMERICAN JEWELRY CORP.,
A NEVADA CORPORATION

FILED # C2582-02

FEB 05 2002

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

To the Secretary of State
of the State of Nevada

Pursuant to the provisions of Chapter 92A, Nevada Revised Statutes ("NRS"), the domestic corporation and the foreign corporation herein named do hereby submit the following Articles of Merger.

1. The following is the Plan of Merger for merging American Jewelry Corp., a Delaware corporation (the "Company") with and into American Jewelry Corp., a Nevada corporation ("AMJC-Nevada"):

"1. The Company, which is a business corporation of the State of Delaware and is the parent corporation and the owner of all of the outstanding shares of AMJC-Nevada, which is a business corporation of the State of Nevada and the subsidiary corporation, hereby merges the Company into AMJC-Nevada (the "Merger") pursuant to the provisions of Chapter 92A, NRS, pursuant to the provisions of the laws of the jurisdiction of organization of the Company and subject to the approval of the stockholders of the Company (in accordance with the Delaware General Corporation Law ("DGCL")), at the Effective Date (as defined below).

"2. The jurisdiction of organization of the Company is the State of Delaware. The jurisdiction of organization of AMJC-Nevada is the State of Nevada.

"3. The separate existence of the Company shall cease on the Effective Date o pursuant to the provisions of Chapter 92A, NRS and pursuant to the applicable provisions of the DGCL; and AMJC-Nevada shall continue its existence as the surviving corporation pursuant to the provisions of Chapter 92A, NRS.

"4. The Merger shall be effective upon (a) the filing of these Articles and Plan of Merger (the "Articles of Merger") with the office of the Nevada Secretary of State (the "Effective Date") in accordance with the provisions of Chapter 92-A of the NRS, and (b) the filing of a duly certified counterpart of this Agreement and a duly executed Certificate of Ownership Merger with the Delaware Secretary of State in accordance with the applicable provisions of the DGCL.

"5. Upon the Effective Date and by virtue of the Merger and without any action on the part of the holders thereof: (i) each share of common stock, par value $0.001 per share of the Company (the "Common Stock") outstanding immediately prior to the

02/05/2002 12:16P EHR465 FY02-000-52401

778636_1

02/04/02 MON 18:13 FAX 212 704 6288 PARKER CHAPIN @003

Effective Date will be converted into one (1) share of common stock, par value $0.001 per share of AMJC-Nevada (the "AMJC-Nevada Common Stock"); (ii) each outstanding share of series A preferred stock, par value $0.001 per share of the Company (the "Series A Preferred Stock") outstanding immediately prior to the Effective Date will be converted into one (1) share of series A preferred stock par value $0.001 per share (the "AMJC-Nevada Series A Preferred Stock") of AMJC-Nevada; and (iii) each outstanding option, warrant or other securities convertible into shares of the Company's Common Stock will be automatically assumed by AMJC-Nevada and will be converted into the right to acquire an equal number of shares of AMJC-Nevada Common Stock, under the same terms and conditions as the original options, warrants and securities convertible of the Company. As of the Effective Date, outstanding stock certificates representing shares of Common Stock and Series A Preferred Stock of the Company shall represent the same number of shares of AMJC-Nevada Common Stock and AMJC-Nevada Series A Preferred Stock, and the holder thereof shall be entitled to precisely the same rights as a holder of certificates issued by the AMJC-Nevada. Accordingly, no action need be taken by the Company's stockholders to exchange their stock certificates as a result of the Merger.

"6. At the Effective Date, AMJC-Nevada shall continue in existence and, without further transfer, succeed to and possess all of the rights, privileges, and purposes of the Company; and all of the property, real and personal, including subscriptions to shares, causes of action and every other asset of the Company, shall vest in AMJC-Nevada without further act or deed; and AMJC-Nevada shall be liable for all of the liabilities, obligations and penalties of the Company. If at any time AMJC-Nevada shall consider or be advised that any further assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm of record in AMJC-Nevada the title to any property or rights of the Company, or otherwise to carry out the provisions hereof, the proper officers and directors of AMJC-Nevada and the Company, as of the Effective Date, shall execute and deliver any and all things necessary or proper to vest, perfect or confirm title to such property or rights in the AMJC-Nevada, and otherwise to carry out the provisions hereof.

"7. The Board of Directors and the proper officers of AMJC-Nevada are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of these Articles of Merger or of the merger herein provided for.

"8. The directors and officers of the Company as of the Effective Date shall serve as the directors and officers of AMJC-Nevada following the Merger until removed or replaced as provided by the Bylaws of AMJC-Nevada.

"9. At the Effective Time, the 100 shares of AMJC-Nevada Common Stock presently issued and outstanding in the name of the Company, shall be canceled and retired and resume the status of authorized and unissued shares of AMJC-Nevada Common Stock, and no shares of AMJC-Nevada Common Stock or other securities shall be issued in respect thereof.

"10. The Articles of Incorporation of AMJC-Nevada in effect on the Effective Date shall continue (until amended or repealed as provided by applicable law) to be the

-2-

778636_1

02/04/02 MON 19:15 FAX 212 704 6288 PARKER CHAPIN

Articles of Incorporation of AMJC-Nevada after the Effective Date without change or amendment. In addition, the Bylaws of AMJC-Nevada in effect on the Effective Date shall continue (until amended or repealed as provided by applicable law) to be the Bylaws of the AMJC-Nevada after the Effective Date without change or amendment.

"11. There are no dissenting stockholders rights as a result of the Merger under the NRS or DGCL."

2. The Articles of Merger have been adopted by the Board of Directors of the Company and of AMJC-Nevada and with the recommendation of each of the constituent corporation's boards of directors, was be submitted to the stockholders of each constituent corporation as provided by the NRS and the DGCL. The Articles of Merger were adopted by the vote of an affirmative majority of the issued and outstanding shares of Common Stock of the Company at the Annual Meeting of the Stockholders of the Company on January 22, 2002 and was adopted by the written consent of 100% of the shares of AMJC-Nevada Common Stock outstanding.

3. The merger of the Company with and into AMJC-Nevada is permitted by the laws of the jurisdiction of organization of the Company and AMJC-Nevada and has been authorized in compliance with said laws, without reference to conflict of laws principles.

4. The Company, as the owner of all of the outstanding shares of AMJC-Nevada, has waived the requirement of mailing a copy of the Plan of Merger to itself.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

-3-

778636_1

02/04/02 MON 15:16 FAX 212 704 6288 PARKER CHAPIN

IN WITNESS WHEREOF, each party to this Agreement, pursuant to the authority duly given by their respective Boards of Directors, has caused this Agreement to be executed on its behalf by its President and attested to by its Secretary as the date and year first written above.

AMERICAN JEWELRY CORP.,
a Nevada Corporation

By: ____________________
Name: Isaac Nussen
Title: President

Attested by.

____
Secretary

AMERICAN JEWELRY CORP.
a Delaware corporation

By: ____________________
Name: Isaac Nussen
Title: President

Attusted by:

____
Secretary

-4-

771897.1

CSC
'01/22/02 TUE 15:51 FAX 212 704 9690 01/22 '02 17:15 NO.642 02/05

FILED # C2582-02

JAN 3 1 2002

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

ARTICLES OF INCORPORATION

OF

AMERICAN JEWELRY CORP.,

A NEVADA CORPORATION

I, the undersigned, being the original incorporator herein named, for the purpose of forming a corporation under Chapter 78 of the Nevada Revised Statutes (the "NRS") to do business both within and without the State of Nevada, do make and file these Articles of Incorporation hereby declaring and certifying that the facts herein stated are true:

ARTICLE I
NAME

The name of the Corporation is American Jewelry Corp. (the "Corporation").

ARTICLE II
RESIDENT AGENT AND REGISTERED OFFICE

The name and address of the Corporation's resident agent for service of process is CSC Services of Nevada, Inc., 502 East John Street, Carson City, NV 89706.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE IV
CAPITAL STOCK

4.1. Number of Shares Authorized; Par Value. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 605,000,000. The Corporation is authorized to issue 600,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

4.2. Series A Preferred Stock. 200,000 shares of the Preferred Stock is designated as "Series A Preferred Stock." The voting powers, preferences and relative participation or other special rights, and qualifications, limitations and restrictions of the Series A Preferred Stock, including liquidation preferences are as follows

01/31/2002 12:13P MLR3040 FY02-000-51176

CSC
01/22/02 TUE 15:51 FAX 212 704 6288 01/22 '02 17:16 NO.642 03/05

(a) the holders of the Series A Preferred Stock shall not be entitled to receive cash dividends, and shall not receive assets in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(b) the holders of the Series A Preferred Stock shall have the right to vote along with the holders of the Common stock as one class on all matters for which the stockholders of the Corporation shall vote. The holders of the outstanding Series A Preferred Stock shall have voting rights equal to an aggregate of 54% of the total shares entitled to vote by both (i) the holders of all the then outstanding shares of Common Stock (whether or not such holders vote), and (ii) the holders of all the then outstanding shares of Series A Preferred Stock; and

(c) the Series A Preferred Stock shall not be convertible into any other shares and shall not be transferable except to family members of the holder or to the estate of beneficiary of the holder.

4.3. Common Stock Voting Rights. Each share of Common Stock shall be entitled to one (1) vote per share upon any matter presented to the stockholders for their vote or approval, including the election of directors.

ARTICLE V
DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which initially shall consist of four (4) directors. The number of directors comprising the board of directors shall be fixed upon resolution of the board of directors and may be increased or decreased from time to time in the manner provided in the by-laws of the Corporation; except that, at no time shall there by less than one (1) director. The names, addresses and categories of the initial members of the board of directors are as follows:

Names	Addresses
Isaac Nussen	c/o American Jewelry Corp. 131 West 35th Street New York, NY 10001
George Weisz	c/o American Jewelry Corp. 131 West 35th Street New York, NY 10001
Eric J. Rothschild	c/o American Jewelry Corp. 131 West 35th Street New York, NY 10001
Meir Klepner	c/o American Jewelry Corp. 131 West 35th Street New York, NY 10001

-2-

CSC
01/22/02 TUE 15:52 FAX 212 704 6288 PARKER CHAPIN 01/22 '02 17:16 NO.642 04/05

ARTICLE VI
ELECTION OF DIRECTORS

Except as may otherwise be provided in the bylaws of the Corporation, the election of directors may be conducted at a meeting of the stockholders, whether telephonic or not, within or without the State of Nevada or by written consent and such election need not be by written ballot.

ARTICLE VII
AMENDMENT OF ARTICLES OF INCORPORATION

In the event the board of directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration thereof in accordance with the provisions of the NRS and these Articles of Incorporation. In the resolution setting forth the proposed amendment, the board of directors may insert a provision allowing the board of directors to later abandon the amendment, without concurrence by the stockholders, after the amendment has received stockholder approval but before the amendment is filed with the Nevada Secretary of State.

ARTICLE VIII
AMENDMENT OF BY-LAWS

The board of directors shall have the power to adopt, amend or repeal the by-laws.

ARTICLE IX
INCORPORATOR

The name and address of the incorporator of the Corporation is Mitchell S. Nussbaum, c/o Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174..

ARTICLE X
ACQUISITIONS OF CONTROLLING INTEREST

The Corporation elects not to be governed by the provisions of Chapters 78.378 to 78.3793, inclusive, of the NRS pertaining to the acquisitions of controlling interest, as the same may be amended, superseded, or replaced by any successor section, statute or provision. No amendment to this Article, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to, or have any effect on any transaction involving acquisitions of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE XI
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the provisions of Chapters 78.411 to 78.444, inclusive, of the NRS pertaining to combinations with interested stockholders. No amendment to this Article, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to, or have any effect on any transaction involving acquisitions of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

-3-

CSC
301722402 TUE 13:32 FAX 212 794 0200 01/22 '02 17:17 NO.642 05/05

ARTICLE XII
DIRECTORS' AND OFFICERS' LIABILITY

A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of dividends in violation of Section 78.300 of the NRS. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

In witness whereof, I have hereunto set my hand this 18th day of January, 2002, declaring and certifying that the facts stated hereinabove are true.

[signature]
Mitchell S. Nussbaum, Incorporator

ACKNOWLEDGMENT

STATE OF NEW YORK)
) :ss
COUNTY OF NEW YORK)

This instrument was acknowledged before me on January 18, 2002, by Mitchell S. Nussbaum, as Incorporator of American Jewelry Corp., a Nevada Corporation.

Notary Public

[signature]
DONNA ANN PEKARSKY
Notary Public, State of New York
No. 31-4809891
Qualified in New York County
Commission Expires June 30 2002

-4-

DEAN HELLER e Secreta,y of State . 101 North Carson Street, Suite 3 Carson City, Nevada B9701 - 4786 (775) 684 570B ................................. - . OfficcU.,Olliy: l'ILEDf JAN 3 1 2002 - 11!.tBiRt:iC'l:m'l!fSJ/flt Certificate of Acceptance of Appointment by Resident Agent General instructions for this form: 1. Please print legibly or type; Black Jnk Only. 2. Complete all fields. 3. Ensure that document is signed in signature field. In the matter of AME=R I C AN JEWE=a,L:7R Y C0,aRP,=·.. ---------------- - (Name ofbusiness entity) I, CSC SERVICES OF NEVADA , INC . (Name ofresident agent) hereby state that on _ _.1._2 - _3,.1', - ,,.0,.2... - - (Date) I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows: 502 E. JOHN STREET Street Address Suite number - C_AR S O N C ITY ---------- NEVADA City 89706 Zip Code 12 31 02 Date N.,,,ad, Seett!a,Y o1Stau, Ferm RAACC El'T1999.0l R<v1setl on: 02'06/01

57

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Copy Request Exception List

Copy Request Filing Date: 06/22/2021
Work Order Item Number: W2021062200589
Copy Request Number: 1408921

Online images for the following document numbers were unavailable and are not included with this request. Copies of these documents will be delivered at a later date under a separate cover. We apologize for any inconvenience.

Filing Date/Time	Filing Number	Transaction Type	Doc ID	Expected Number of Pages	Number Of Pages Found
06/21/2021	20211548920	Certificate of Revival	24113412	0	4
06/21/2021	20211548920	Annual List	24113411	0	2
05/22/2002	C2582-2002-010	Amendment	16053435	1	0